Exhibit (a)(1)(B)

Letter of Transmittal

To Tender Ordinary Shares

of
METALINK LTD.
at $1.30 Net Per Share in Cash

Pursuant to the Offer to Purchase

dated January 13, 2016

by
Top Alpha Capital S.M. Ltd.

THE INITIAL OFFER PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 10:00 A.M. NEW YORK CITY TIME,

AND 5:00 P.M. ISRAEL TIME, ON FEBRUARY 17, 2016, UNLESS THE OFFER IS EXTENDED.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

VSTOCK TRANSFER LLC

18 Lafayette Place

Woodmere, New York 11598

Attention: Mr. Yoel Goldfeder

Tel: 855-9VSTOCK

Fax: 646-536-3179

Pursuant to the offer of Top Alpha Capital S.M. Ltd. ("Purchaser"), the undersigned encloses herewith and tenders the following certificate(s) representing Shares of Metalink:

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (attached additional list if necessary)
Certificated Shares**
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Surrendered**	Book Entry Shares Surrendered

Total Shares
* Need not be completed by book-entry stockholders. ** Unless otherwise indicated, it will be assumed that all ordinary shares represented by certificates described above are being surrendered hereby.

Exhibit a(1)(B) - 1

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, VSTOCK TRANSFER LLC, AT 855-9VSTOCK.

You have received this Letter of Transmittal in connection with the offer of Top Alpha Capital S.M. Ltd., an Israeli corporation ("Purchaser"), to purchase 550,000 outstanding ordinary shares, par value NIS 1.00 per share, of Metalink Ltd., an Israeli corporation ("Metalink"), (the "Shares"), at a price of $1.30 per Share, net to the seller in cash, without interest and less any applicable withholding taxes, as described in the Offer to Purchase, dated January 13, 2016 (as it may be amended or supplemented from time to time, the "Offer to Purchase" and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the "Offer").

You should use this Letter of Transmittal to deliver to VStock Transfer LLC (the "Depositary") Shares represented by stock certificates, or held in book-entry form on the books of Metalink, for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company ("DTC"), you must use an Agent's Message (as defined in Instruction 2 below). In this Letter of Transmittal, stockholders who deliver certificates representing their Shares are referred to as "Certificate Stockholders," and stockholders who deliver their Shares through book-entry transfer are referred to as "Book-Entry Stockholders."

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

☐	CHECK HERE IF ORDINARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE U.S. DEPOSITARY’S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: ________________________________________________________________

Account Number: __________________________________________________________________________

Transaction Code Number: ___________________________________________________________________

IMPORTANT: This Letter of Transmittal properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an agent’s message) and certificates or confirmation of book-entry transfer and all other required documents must be received by the U.S. Depositary prior to 10:00 a.m., New York City time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date, as applicable.  Delivery of this Letter of Transmittal to an address other than as set forth above, will not constitute a valid delivery.

Exhibit a(1)(B) - 2

Ladies and Gentlemen:

The undersigned hereby tenders to Top Alpha Capital S.M. Ltd., an Israeli corporation ("Purchaser"), the above-described ordinary shares, par value NIS 1.00 per share, of Metalink Ltd., an Israeli corporation ("Metalink"), (the "Shares"), at a price of $1.30 per Share, net to the seller in cash, without interest and less any applicable withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this "Letter of Transmittal" and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered herewith, and not properly withdrawn, prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date (as defined in Section 1 of the Offer to Purchase), as applicable (unless the tender offer is extended) in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after January 13, 2016 (collectively, "Distributions"). In addition, the undersigned hereby irrevocably appoints VStock Transfer LLC (the "Depositary") the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares) to the full extent of such stockholder's rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the "Share Certificates") and any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares and any Distributions for transfer on the books of Metalink, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Metalink's stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

Exhibit a(1)(B) - 3

It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

It is understood that the method of delivery of the Shares, the Share Certificate(s) and all other required documents (including delivery through DTC) is at the option and risk of the undersigned and that the risk of loss of such Shares, Share Certificate(s) and other documents shall pass only after the Depositary has actually received the Shares or Share Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)). if delivery is by mail, it is recommended that all such documents be sent by properly insured registered mail with return receipt requested. in all cases, sufficient time should be allowed to ensure timely delivery.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the acceptance for payment by Purchaser of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled "Special Payment Instructions," please credit any Shares tendered hereby or by an Agent's Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

Exhibit a(1)(B) - 4

IMPORTANT—SIGN HERE
(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

_____________________________________________________________________________

(Signature(s) of Stockholder(s))

Dated:                      , 2016

☐ Check here if you are a controlling shareholder or have a personal interest in the Offer.

☐ Check here if you are not a controlling shareholder and do not have a personal interest in the Offer.

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):___________________________________________________________

(Please Print)

Capacity (full title):___________________________________________________

Address:___________________________________________________________

__________________________________________________________________

(Include Zip Code)

Area Code and Telephone Number:_______________________________________

Tax Identification or Social Security No.:___________________________________

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)

Name of Firm:_______________________________________________________

__________________________________________________________________

(Include Zip Code)

Authorized Signature:________________________________________________

Name:____________________________________________________________

__________________________________________________________________

(Please Type or Print)

Area Code and Telephone Number:_______________________________________

Dated:                      , 2016

__________________________________________________________________

Place medallion guarantee in space below:

Exhibit a(1)(B) - 5

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price in consideration of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue: ☐  Check and/or   ☐  Share Certificates to:

Name(s):___________________________________________________________

(Please Print)

Address:___________________________________________________________

__________________________________________________________________

__________________________________________________________________

(Include Zip Code)

__________________________________________________________________

(Tax Identification or Social Security Number)

☐ Credit Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

__________________________________________________________________

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled "Description of Shares Tendered" above.

Deliver: ☐  Check(s) and/or   ☐ Share Certificates to:

Name(s):___________________________________________________________

(Please Print)

Address:___________________________________________________________

__________________________________________________________________

__________________________________________________________________

(Include Zip Code)

Exhibit a(1)(B) - 6

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1)          Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2)          Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations.  This Letter of Transmittal is to be completed by stockholders if Share Certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase, an Agent's Message must be utilized. A manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary's account at DTC of Shares tendered by book-entry transfer ("Book Entry Confirmation"), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date (as defined in Section 1 of the Offer to Purchase), as applicable (unless the tender offer is extended ). Please do not send your Share Certificates directly to Purchaser or Metalink.

Stockholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date will not be able to tender their shares pursuant to a guaranteed delivery procedure.

A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Share Certificates to the Depositary.

The term "Agent's Message" means a message, transmitted through electronic means by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The term "Agent's Message" also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary's office.

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Exhibit a(1)(B) - 7

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Share Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal or other required documents and as to the proper form for transfer of any certificate of Shares, will be determined by Purchaser in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares or Share Certificate(s) whether or not similar defects or irregularities are waived in the case of any other stockholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Purchaser and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

3)          Inadequate Space.  If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4)          Partial Tenders (Applicable to Certificate Stockholders Only).  If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column titled "Number of Shares Tendered" in the box titled "Description of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5)          Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

Exhibit a(1)(B) - 8

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6)          Transfer Taxes.  Purchaser will pay any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.

7)          Special Payment and Delivery Instructions.  If a check for the purchase price is to be issued, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders delivering Shares tendered hereby or by Agent's Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such stockholder may designate in the box titled "Special Payment Instructions" herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.

8)          Requests for Assistance or Additional Copies.  Questions or requests for assistance may be directed to the Information Agent at the address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, and other tender offer materials may be obtained from either the Information Agent as set forth below, and will be furnished at Purchaser's expense.

9)          Backup Withholding.  Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder's or payee's correct taxpayer identification number ("TIN") and certify that such stockholder or payee is not subject to such backup withholding by completing the attached Form W-9. Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate Form W-8. A Form W-8BEN may be obtained from the Depositary or downloaded from the Internal Revenue Service's website at the following address: http://www.irs.gov. Failure to complete the Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer.

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "IMPORTANT TAX INFORMATION" SECTION BELOW.

10)          Lost, Destroyed, Mutilated or Stolen Share Certificates.  If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify Metalink's stock transfer agent, American Stock Transfer & Trust Company, LLC at (800) 937-5449. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.

Exhibit a(1)(B) - 9

11)          Additional Offer Period. Promptly following the Initial Completion Date (as defined in the Offer to Purchase), the Purchaser will publicly announce whether or not the conditions to the offer have been satisfied or, subject to applicable law, waived by the Purchaser. As required by Israeli law, if the conditions to the offer have been satisfied or, subject to applicable law, waived by the Purchaser and if, with respect to each share owned by a shareholder: (a) he or she has not yet responded to the offer, (b) he or she has notified the Purchaser of his or her objection to the Offer, or (c) he or she has tendered such share but have withdrawn his or her tender prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date, such shareholder will be afforded an additional four calendar-day period, until 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Final Expiration Date, during which period he or she may tender each such share. See Section 1 of the Offer to Purchase.

12.          Waiver of Conditions.  Subject to the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO 10:00 A.M., NEW YORK TIME, OR 5:00 P.M. ISRAEL TIME, ON THE INITIAL COMPLETION DATE OR FINAL EXPIRATION DATE (AS DEFINED IN SECTION 1 OF THE OFFER TO PURCHASE), AS APPLICABLE.

IMPORTANT TAX INFORMATION

United States

Under United States federal income tax law, a stockholder that is a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service ("IRS") and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

If backup withholding applies, the Depositary is required to withhold 28% of any payments of the purchase price made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.

Form W-9

To prevent backup withholding on payments that are made to a United States stockholder with respect to Shares purchased pursuant to the Offer, as applicable, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a U.S. person.

What Number to Give the Depositary

Each United States stockholder is generally required to give the Depositary its social security number or employer identification number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in Part I, sign and date the Form W-9. Notwithstanding that "Applied For" is written in Part I, the Depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Depositary within 60 days. We note that your Form W-9, including your TIN, may be transferred from the Depositary to the Paying Agent, in certain circumstances.

Exhibit a(1)(B) - 10

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

Israel

Declaration Form. To avoid the withholding of Israeli income tax on payments that are made to a shareholder with respect to shares purchased in the Offer, each shareholder is required to notify the Depositary of such shareholder’s exemption by completing and signing the Declaration Form included in this letter below. The Declaration Form should be completed by holders of Shares, who are either: (i) NOT “residents of Israel” for purposes of the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”), or (ii) a bank, broker or financial institution that are “residents of Israel” within the meaning of that term in Section 1 of the Ordinance, holding Shares solely on behalf of beneficial shareholder(s), and are subject to the provisions of the Ordinance and regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made to them with respect to Shares tendered by such beneficial shareholder(s) and accepted for payment by the Purchaser pursuant to the Offer.

The foregoing description of certain tax withholding is only a summary and is qualified by all the terms of, and conditions to, the Offer set forth in the Offer to Purchase. In this respect, you are urged to read Section 2 and Section 5 of the Offer to Purchase.

(Declaration Form Follows)

Exhibit a(1)(B) - 11

PAYER’S NAME: Vstock Transfer LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	______________ Social Security Number OR __________________ Employer Identification Number
	Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)	__________________
Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 3—Certification Under Penalties of Perjury, I certify that:

(1)   The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),

(2)   I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3)   I am a U.S. person (including a U.S. resident alien).

Part 4— Awaiting TIN [_]

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE_____________________DATE________________

NAME______________________________________________

ADDRESS____________________________________________

CITY____________________STATE______ZIP CODE________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: VStock Transfer LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

______________________ Signature	______________________ Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU.

Exhibit a(1)(B) - 12

DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES

Do not send this form to the IRS. See separate instructions on the back cover of this form.

Read this form together with the Offer to Purchase and Letter of Transmittal accompanying this form.

PAYER'S NAME: VStock Transfer LLC, as Depositary

Who may use this form and why?

Holders of Shares who wish to tender their Shares pursuant to the Offer to Purchase and the related Letter of Transmittal (which, as amended from time to time, together constitute the “Offer”) may use this form if they tender their Shares in the Offer to the Depositary and they are either:

•	Non-Israeli Residents: If (i) you are NOT a “resident of Israel” (as defined under Section 1 of the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”) (See Instruction II)) for purposes of the Ordinance, or (ii) you are a corporation that is NOT a “resident of Israel”, and Israeli residents are NOT “controlling shareholders” (as defined under Section 68A of the Ordinance (See Instruction III)) of you, nor are Israeli residents the beneficiaries of, or are entitled to, 25.0% or more of your revenues or profits, whether directly or indirectly; then you may be eligible for a full exemption from Israeli withholding tax with respect to the gross proceeds payable to you (if any) pursuant to the Offer. By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow the Purchaser, the Depositary, your broker or any other withholding agent, or their authorized representatives to exempt you from such Israeli withholding tax; or

•	A Bank, Broker or Financial Institution Resident in Israel: If you are a bank, broker or financial institution resident in Israel that (1) is holding the Shares solely on behalf of beneficial shareholder(s) (so-called “street name” holders), and (2) is subject to the provisions of the Ordinance and regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by you to your beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by the Purchaser pursuant to the Offer (an “Eligible Israeli Broker”), you may be eligible for a full exemption from Israeli withholding tax with respect to the cash payment transmitted to you. By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow the Purchaser, the Depositary, your broker or withholding agent, or their authorized representatives, to exempt you from such Israeli withholding tax. Consequently, even though the Depositary will not deduct any Israeli withholding tax from you, pursuant to the provisions of the Ordinance and regulations promulgated thereunder, to which you are subject, you may be required to withhold Israeli tax, as applicable, from the cash payment (if any) made by you to your beneficial shareholder(s). NOTE: AN ELIGIBLE ISRAELI BROKER MAY COMPLETE THIS FORM IF IT IS HOLDING THE SHARES SOLELY ON BEHALF OF HIS CLIENTS, THE BENEFICIAL SHAREHOLDERS.

THIS FORM IS NOT INTENDED FOR YOUR USE IF YOU ARE A “RESIDENT OF ISRAEL” (OTHER THAN A BANK, BROKER OR FINANCIAL INSTITUTION RESIDENT IN ISRAEL).

PLEASE NOTE THAT IF YOU PROVIDE A DECLARATION FORM, YOU ALSO CONSENT TO THE PROVISION OF YOUR DECLARATION FORM TO THE PURCHASER AND/OR THE DEPOSITARY AND TO THE ISRAELI TAX AUTHORITY (THE “ITA”), IN CASE THE ITA SO REQUESTS, FOR PURPOSES OF AUDIT OR OTHERWISE.

To whom should you deliver this form?

If you wish to submit this form and (1) you hold your Shares directly, i.e., you are a registered holder, complete and sign this form and mail or deliver it to the Depositary (together with the Letter of Transmittal by which you tender your Shares) at one of its addresses set forth below, or (2) you hold your Shares through a broker, dealer, commercial bank, financial institution, trust company or other nominee (a “Broker”), complete and sign this form and mail or deliver it (together with the instruction letter by which you tender your Shares) to such Broker.

Exhibit a(1)(B) - 13

Until when should I deliver this form?

As described above, this form should be delivered together with the Letter of Transmittal or instruction letter by which you tender your Shares prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the on the Initial Completion Date or Final Expiration Date (as defined in Section 1 of the Offer to Purchase), as applicable.

You are urged to consult your own tax advisors to determine the particular tax consequences to you should you tender your Shares in the Offer, including, without limitation, the effect of any state, local or foreign income and any other tax laws and whether or not you should use this form.

PART I	Identification and details of Shareholder (including Eligible Israeli Brokers) (see instructions)

1. Name:	2. Type of Shareholder (more than one box may be applicable):
(please print full name)	☐ Corporation (or Limited Liability Company) ☐ Individual ☐ Trust ☐ Partnership ☐ Other: _________________	☐ Bank ☐ Broker ☐ Financial Institution
3. For individuals only:	4. For all other Shareholders:
Date of birth: ______/_____/______ month / day / year	Country of incorporation or organization:
Country of residence:	Registration number of corporation (if applicable):
Countries of citizenship (name all citizenships):
Taxpayer Identification or Social Security No. (if applicable):	Country of residence:
5. Permanent Address (state, city, zip or postal code, street, house number, apartment number):
6. Mailing Address (if different from above):	7. Contact Details: Name:______________ Capacity:_______________ Telephone Number (country code, area code and number): _______________________________________________

8. I hold the Shares of ____________ (mark X in the appropriate place):

☐  directly, as a Registered Holder

☐  through a Broker.  If you marked this box, please state the name of your Broker:  _________________

9. ☐ I am the beneficial owner (directly or indirectly) of less than 5% of the outstanding Shares.

Exhibit a(1)(B) - 14

PART II	Declaration by Non-Israeli Residents (see instructions), Eligible Israeli Brokers should not complete this Part II
A. To be completed only by Individuals. I hereby declare that: (if the statement is correct, mark X in the following box)

A.1 ☐ I am NOT a “resident of Israel”, which means, among other things, that:

• The State of Israel is not my permanent place of residence,

• The State of Israel is neither my place of residence nor that of my family,

• My ordinary or permanent place of activity is NOT in the State of Israel and I do NOT have a permanent establishment in the State of Israel,

• I do NOT engage in an occupation in the State of Israel,

• I do NOT own a business or part of a business in the State of Israel,

• I am NOT insured by the Israeli National Insurance Institution,

• I was NOT present (nor am I planning to be present) in Israel for 183 days or more during this tax year,

• I was NOT present (nor am I planning to be present) in Israel for 30 days or more during this tax year, and the total period of my presence in Israel during this tax year and the two previous tax years is less than 425 days in total;

A.2 ☐ I acquired the Shares on or after the initial public offering of Metalink Ltd.

A.3 ☐ I am the beneficial owner (directly or indirectly) of less than 5% of the outstanding Shares.

B. To be completed by Corporations (except Partnerships and Trusts). I hereby declare that: (if correct, mark X in the following box)

B.1 ☐ The corporation is NOT a “resident of Israel”, which means, among other things, that:

• The corporation is NOT registered with the Registrar of Companies in Israel,

• The corporation is NOT registered with the Registrar of "Amutot" (non-profit organizations) in Israel,

• The control of the corporation is NOT located in Israel,

• The management of the corporation is NOT located in Israel,

• The corporation does NOT have a permanent establishment in Israel, and

• No Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25.0% or more of any “means of control” in the corporation as specified below:

o  The right to participate in profits;

o  The right to appoint a director;

o  The right to vote;

o  The right to share in the assets of the corporation at the time of its liquidation; and

o  The right to direct the manner of exercising one of the rights specified above;

B.2 ☐ The corporation acquired the Shares on or after the initial public offering of Metalink Ltd.

B.3 ☐  The corporation is the beneficial owner (directly or indirectly) of less than 5% of the outstanding Shares.

C. To be completed by Partnerships. I hereby declare that: (if correct, mark X in the following box)

C.1 ☐  The partnership is NOT an Israeli resident which means, among other things, that:

• The partnership is NOT registered with the Registrar of Partnerships in Israel,

• The control of the partnership is NOT located in Israel,

• The management of the partnership is NOT located in Israel,

• The partnership does NOT have a permanent establishment in Israel,

• NO Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25.0% or  more of any  right in the partnership or, of the right to direct the manner of exercising any of the rights in the partnership, and

• NO partner in the partnership is an Israeli resident;

C.2 ☐ The partnership acquired the Shares on or after the initial public offering of Metalink Ltd.

C.3 ☐ The partnership is the beneficial owner (directly or indirectly) of less than 5% of the outstanding Shares.

D. To be completed by Trusts. I hereby declare that: (if correct, mark X in the following box)

D.1 ☐  The trust is NOT an Israeli resident, and:

• All settlors of the trust are NOT Israeli residents,

• All beneficiaries of the trust are NOT Israeli residents, and

D.2 ☐  The trust acquired the Shares on or after the initial public offering of Metalink Ltd.

Exhibit a(1)(B) - 15

PART III	Declaration by Israeli Bank, Broker or Financial Institution (see instructions), Non-Israeli Residents should not complete this Part III

I hereby declare that: (if correct, mark X in the following box)

☐ I am a bank, broker or financial institution that is a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance (See Instruction II), I am holding the Shares solely on behalf of beneficial shareholder(s) and I am subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by me to such beneficial shareholder(s) with respect to Shares in connection with the company liquidation.

PART IV	Certification. By signing this form, I also declare that:

• I understood this form and completed it correctly and pursuant to the instructions.

• I provided accurate, full and complete details in this form.

• I am aware that providing false details constitutes criminal offense.

• I am aware that this form may be provided to the Israeli Tax Authority, in case the Israeli Tax Authority so requests, for purposes of audit or otherwise.

_____________________________________	_____________________________________	_____________________________________
Signature of Shareholder (or individual authorized to sign on your behalf)	Date	Capacity in which acting

Exhibit a(1)(B) - 16

INSTRUCTIONS

Forming Part of the Declaration of Status for Israeli Income Tax Purposes

I. General Instructions. This Declaration Form (Declaration of Status for Israeli Income Tax Purposes), or this Form, should be completed by holders of Shares who wish to tender their Shares pursuant to the Offer, and who are either: (i) NOT “residents of Israel” for purposes of the Ordinance (See Instruction II below), and if the holder of Shares is a corporation then Israeli residents are NOT “controlling shareholders” of such corporation within the meaning of Section 68A of the Ordinance (See Instruction III below), and Israeli residents are NOT the beneficiaries of, or are entitled to, 25.0% or more of the revenues or profits of such corporation, whether directly or indirectly, or (ii) a bank, broker or financial institution that are “residents of Israel” within the meaning of that term in Section 1 of the Ordinance, holding Shares solely on behalf of beneficial shareholder(s), and are subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by them to such beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by the Purchaser pursuant to the Offer. Israeli residents who are NOT Eligible Israeli Brokers should not use this Form.

Part I (Identification and details of Shareholder). You should complete Item 1, 2 and 5 through 8 and either (i) Item 3, if you are an individual, or (ii) Item 4, if you are a corporation (or limited liability company), trust, partnership or other entity.

Part II (Declaration by Non-Israeli Shareholder). If you are NOT an Israeli resident, you should complete either Section A (for Individuals), Section B (for Corporations), Section C (for Partnerships) or Section D (for Trusts). If you do not mark a box you will be deemed to answer that the corresponding item is not correct with respect to you.

Part III (Declaration by Israeli Bank, Broker or Financial Institution). If you are an Eligible Israeli Broker, you should complete this Item.

Part IV (Certification). By signing this Form, you also make the statements in Part IV.

Inadequate Space. If the space provided on this Form is inadequate, you should insert such details on a separate signed schedule and attached to this Form.

Determination of Validity. All questions as to the validity, form or eligibility (including time of receipt) of this Form will be, subject to applicable law, determined by the Purchaser, in its sole discretion. None of the Purchaser, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any Form or incur any liability for failure to give any such notification. For more details, see Section 5 of the Offer to Purchase.

Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth on the back cover. Additional copies of this Form may be obtained from the Information Agent.

Exhibit a(1)(B) - 17

The method of delivery of this Form is at your option and risk, and the delivery will be deemed made only when actually received by your Broker or the Depositary. If delivery is by mail, registered mail with return receipt requested, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent Forms will be accepted.

II. Definition of Resident of Israel for Israeli Tax Purposes

Section 1 of the Ordinance defines a “resident of Israel” or a “resident” as follows:

“(A) with respect to an individual - a person whose center of vital interests is in Israel; for this purpose the following provisions will apply:

(1) in order to determine the center of vital interests of an individual, account will be taken of the individual’s family, economic and social connections, including, among others:

(a) place of permanent home;

(b) place of residential dwelling of the individual and the individual's immediate family;

(c) place of the individual's regular or permanent occupation or the place of his permanent employment;

(d) place of the individual's active and substantial economic interests;

(e) place of the individual's activities in organizations, associations and other institutions;

(2) the center of vital interests of an individual will be presumed to be in Israel:

(a) if the individual was present in Israel for 183 days or more in the tax year;

(b) if the individual was present in Israel for 30 days or more in the tax year, and the total period of the individual’s presence in Israel that tax year and the two previous tax years is 425 days or more.

For the purposes of this provision, “day” includes a part of a day.

(3) the presumption in subparagraph (2) may be rebutted either by the individual or by the assessing officer;

(4) …;

(B) with respect to a body of persons - a body of persons which meets one of the following:

(1) it was incorporated in Israel;

(2) the "control and management" of its business is exercised in Israel."

III. Definition of Controlling Shareholder for Purposes of Section 68A of the Ordinance

Section 68A of the Ordinance defines “controlling shareholders” as follows:

“Controlling shareholders” – shareholders that hold, directly or indirectly, alone, or together with another, or together with another Israeli resident, one or more of the means of control at a rate exceeding 25.0%.”

Section 88 of the Ordinance defines the terms “means of control” and “together with another” as follows:

“Means of control” – in a corporation – each of the following:

(1) the right to profits;

(2) the right to appoint a director or a chief executive officer in the company, or equivalent position holders in another corporation;

Exhibit a(1)(B) - 18

(3) a voting right in the general meeting of a company, or in an equivalent body in another corporation;

(4) the right to a portion of the remainder of the assets after settlement of liabilities, upon wind-up;

(5) the right to instruct anyone holding the rights listed in clauses (1) to (4) on the manner in which his right shall be executed;

and all, whether by virtue of shares, rights to shares or other rights, or in any other manner, including by way of voting agreements or through a trust.”

“Together with another” – together with a relative, and together with he who is not a relative and they have between them cooperation on a permanent basis under an agreement regarding material issues of a corporation, directly or indirectly;"

Exhibit a(1)(B) - 19

This Letter of Transmittal and certificates and any other required documents should be sent or delivered by each shareholder or that shareholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at its address set forth below.

The Depositary for the Offer to Purchase is:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

Attention: Mr. Yoel Goldfeder

Tel: 855-9VSTOCK

Fax: 646-536-3179

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH

ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed either to the Information Agent at its respective telephone numbers and locations listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

Attention: Mr. Yoel Goldfeder

Tel: 855-9VSTOCK

Fax: 646-536-3179

Exhibit a(1)(B) - 20